Exhibit 10.1

EXECUTION

AMENDMENT NO. 13

TO MASTER REPURCHASE AGREEMENT

Amendment No. 13 to Master Repurchase Agreement, dated as of June 29, 2018 (this “Amendment”), by and among Bank of America, N.A. (“Buyer”), PennyMac Loan Services, LLC (“Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

Buyer, Seller and Guarantor are parties to that certain Master Repurchase Agreement, dated as of March 17, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”).  The Guarantor is a party to that certain Amended and Restated Guaranty, dated as of August 13, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantor in favor of Buyer.

Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.  As a condition precedent to amending the Existing Master Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Buyer, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.   Definitions. Section 2 of the Existing Master Repurchase Agreement is hereby amended by:

1.1 deleting the definitions of “Expiration Date”,  “Underwriting Guidelines” and “Wet Mortgage Loan” in their entirety and replacing them with the following:

“Expiration Date” means August 1, 2018.

“Underwriting Guidelines” means (a) with respect to Mortgage Loans originated by Seller, the standards, procedures and guidelines of the Seller for underwriting Mortgage Loans, which are set forth in the written policies and procedures of Seller (a copy of which is attached hereto as Exhibit F), the Fannie Mae Single-Family Selling and Servicing Guide, the Freddie Mac Single-Family Seller/Servicer Guide or the underwriting guidelines relating to VA Loans, RD Loans or FHA Loans and such other guidelines as are identified and approved in writing by Buyer and (b) with respect to Correspondent Mortgage Loans, the standards, procedures and guidelines of the Seller or PennyMac Corp. for acquiring Mortgage Loans originated in connection with such party’s correspondent program.

“Wet Mortgage Loan” means a Mortgage Loan (other than a Correspondent Mortgage Loan) which Seller is selling to Buyer simultaneously with the origination thereof and the related Mortgage File has not been received by or certified to by Custodian.

1.2 adding the following new definitions in their proper alphabetical order:

“Anti-Money Laundering Laws” has the meaning set forth in Section 13(a)(30) of this Agreement.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Correspondent Mortgage Loan” means a Mortgage Loan originated by a third party originator and acquired by Seller in accordance with Seller’s or PennyMac Corp.’s correspondent Mortgage Loan program.

“Sanctions” has the meaning set forth in Section 13(a)(29) of this Agreement.

SECTION 2.   Representations and Warranties.  Section 13(a) of the Existing Master Repurchase Agreement is hereby amended by adding the following new subsections at the end thereof:

(29) No Sanctions.  Neither Seller nor any of its Affiliates, officers, directors, partners or members, (i) is an entity or person (or to the Seller’s knowledge, owned or controlled by an entity or person) that (A) is currently the subject of any economic sanctions administered or imposed by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant authority (collectively, “Sanctions”) or (B) resides, is organized or chartered, or has a place of business in a country or territory that is currently the subject of Sanctions or (ii) is engaging or will engage in any dealings or transactions prohibited by Sanctions or will directly or indirectly use the proceeds of any Transactions contemplated hereunder, or lend, contribute or otherwise make available such proceeds to or for the benefit of any person or entity, for the purpose of financing or supporting, directly or indirectly, the activities of any person or entity that is currently the subject of Sanctions.

(30) Anti-Money Laundering Laws.  Seller has complied with all applicable anti-money laundering laws and regulations, including, without limitation, the USA Patriot Act of 2001, as amended, and the Bank Secrecy Act of 1970, as amended (collectively, the “Anti-Money Laundering Laws”); Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Purchased Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the bona fide identity of the

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applicable Mortgagor and the origin of the assets used by said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.

(31) Beneficial Ownership Certification.  The information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

SECTION 3.   Covenants.  Section 14 of the Existing Master Repurchase Agreement is hereby amended by adding the following new subsection at the end thereof:

(ll) Beneficial Ownership Certification.  Seller shall at all times either (i) ensure that the Seller has delivered to Buyer a Beneficial Ownership Certification, if applicable, and that the information contained therein is true and correct in all respects, or (ii) deliver to Buyer an updated Beneficial Ownership Certification within one (1) Business Day following the date on which the information contained in any previously delivered Beneficial Ownership Certification ceases to be true and correct in all respects.

SECTION 4.  Representations and Warranties with Respect to Purchased Mortgage Loans.  Schedule 1 to the Existing Master Repurchase Agreement is hereby amended by deleting paragraph (bb) in its entirety and replacing it with the following:

(bb) Origination; Collection Practices; Escrow Deposits; Interest Rate Adjustments.  Each Mortgage Loan was originated by Seller (other than Correspondent Mortgage Loans or Mortgage Loans originated through mortgage brokers).  The origination and collection practices used by Seller as originator, each servicer and subservicer of the Mortgage Loan and Seller with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal and proper.  With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of, Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All Escrow Payments have been collected in full compliance with state and federal law.  An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable.  No escrow deposits or Escrow Payments or other charges or payments due Seller have been capitalized under the Mortgage or the Mortgage Note.  All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

SECTION 5.   Fees and Expenses.  Seller hereby agrees to pay to Buyer, on demand, any and all reasonable out-of-pocket fees, costs and expenses (including reasonable fees

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and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 6.   Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

6.1 Delivered Documents.  On the Amendment Effective Date, the Buyer shall have received this Amendment, executed and delivered by a duly authorized officer of Buyer, Seller and Guarantor.

6.2 Facility Fee. Seller shall have paid to Buyer in immediately available funds that portion of the Facility Fee due and payable on the Amendment Effective Date.

6.3 Commitment Fee. Seller shall have paid to Buyer in immediately available funds that portion of the Commitment Fee due and payable on the Amendment Effective Date.

SECTION 7.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.   Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Form (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 9.   Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10. GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

SECTION 11. Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Buyer

By:	/s/ Adam Robitshek
Name: Adam Robitshek
Title: Vice President

Signature Page to Amendment No. 13 to Master Repurchase Agreement

PENNYMAC LOAN SERVICES, LLC,
as Seller

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Signature Page to Amendment No. 13 to Master Repurchase Agreement

PRIVATE NATIONAL MORTGAGE
ACCEPTANCE COMPANY, LLC,
as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

Signature Page to Amendment No. 13 to Master Repurchase Agreement